Federated Hermes Strategic Dividend Growth Fund, Inc.
(formerly, Federated Hermes Equity Income Fund, Inc.)
Portfolio of Investments
February 28, 2026 (unaudited)
Shares		Value
	COMMON STOCKS—99.1%
	Communication Services—5.7%
628,500	Deutsche Telekom AG, Class REG	$ 25,291,893
3,482,800	Koninklijke KPN NV	19,782,177
	TOTAL	45,074,070
	Consumer Discretionary—7.2%
123,700	Darden Restaurants, Inc.	26,453,245
30,200	Dick’s Sporting Goods, Inc.	6,149,626
22,025	McDonald’s Corp.	7,511,846
119,725	Nike, Inc., Class B	7,444,501
88,500	Starbucks Corp.	8,674,770
	TOTAL	56,233,988
	Consumer Staples—11.8%
293,800	British American Tobacco PLC	18,354,998
169,800	McCormick & Co., Inc.	12,062,592
98,400	Mondelez International, Inc.	6,059,472
50,300	PepsiCo, Inc.	8,537,922
96,725	Philip Morris International, Inc.	18,071,132
74,125	Procter & Gamble Co.	12,393,700
98,500	Sysco Corp.	8,979,260
100,891	The Coca-Cola Co.	8,228,670
	TOTAL	92,687,746
	Energy—8.6%
173,178	ConocoPhillips	19,648,776
142,409	Exxon Mobil Corp.	21,717,372
77,000	Targa Resources, Inc.	18,156,600
110,950	Williams Cos., Inc.	8,290,184
	TOTAL	67,812,932
	Financials—21.9%
443,900	Bank of America Corp.	22,119,537
70,600	Bank of New York Mellon Corp.	8,408,460
163,400	Citigroup, Inc.	18,005,046
307,100	Citizens Financial Group, Inc.	18,484,349
56,500	CME Group, Inc.	18,051,750
88,166	JPMorgan Chase & Co.	26,476,250
81,800	PNC Financial Services Group, Inc.	17,370,230
211,600	U.S. Bancorp	11,566,056
185,175	Wells Fargo & Co.	15,082,504
21,400	Zurich Insurance Group AG	16,112,877
	TOTAL	171,677,059
	Health Care—11.3%
190,200	Abbott Laboratories	22,129,771
67,025	AbbVie, Inc.	15,555,162
56,300	Amgen, Inc.	21,853,408
48,550	Johnson & Johnson	12,061,277
172,967	Medtronic PLC	16,891,957
	TOTAL	88,491,575

Shares		Value
	COMMON STOCKS—continued
	Industrials—5.1%
245,200	Paychex, Inc.	$ 22,962,980
22,100	Snap-On, Inc.	8,513,362
21,000	Watsco, Inc.	8,763,930
	TOTAL	40,240,272
	Information Technology—5.2%
221,000	Amdocs Ltd.	15,425,800
45,100	Qualcomm, Inc.	6,420,436
90,100	Texas Instruments, Inc.	19,111,111
	TOTAL	40,957,347
	Materials—1.2%
187,340	Amcor PLC	9,072,876
	Real Estate—6.9%
79,624	American Tower Corp.	15,276,661
210,550	Brixmor Property Group, Inc.	6,373,348
13,050	Equinix, Inc.	12,714,093
341,300	Kimco Realty Corp.	8,037,615
83,700	ProLogis, Inc.	11,933,109
	TOTAL	54,334,826
	Utilities—14.2%
54,500	Atmos Energy Corp.	10,180,055
334,039	CenterPoint Energy, Inc.	14,530,697
189,700	Entergy Corp.	20,318,767
144,300	NextEra Energy, Inc.	13,531,011
481,925	PPL Corp.	18,785,436
159,900	WEC Energy Group, Inc.	18,701,904
189,700	Xcel Energy, Inc.	15,813,392
	TOTAL	111,861,262
	TOTAL COMMON STOCKS (IDENTIFIED COST $661,335,881)	778,443,953
	INVESTMENT COMPANY—0.8%
6,641,486	Federated Hermes Government Obligations Fund, Premier Shares, 3.59%[1] (IDENTIFIED COST $6,641,486)	6,641,486
	TOTAL INVESTMENT IN SECURITIES—99.9% (IDENTIFIED COST $667,977,367)	785,085,439
	OTHER ASSETS AND LIABILITIES - NET—0.1%[2]	814,497
	NET ASSETS—100%	$785,899,936
Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended February 28, 2026, were as follows:
Federated Hermes Government Obligations Fund, Premier Shares
Value as of 11/30/2025	$5,417,705
Purchases at Cost	$74,306,627
Proceeds from Sales	$(73,082,846)
Change in Unrealized Appreciation/Depreciation	$—
Net Realized Gain/(Loss)	$—
Value as of 2/28/2026	$6,641,486
Shares Held as of 2/28/2026	6,641,486
Dividend Income	$80,866

1	7-day net yield.
2	Assets, other than investments in securities, less liabilities
Note: The categories of investments are shown as a percentage of net assets at February 28, 2026.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Federated Equity Management Company of Pennsylvania (the “Adviser”), certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Fund’s Board of Directors (the “Directors”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Directors’ oversight and certain reporting and other requirements intended to provide the Directors the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Directors periodically review the fair valuations made by the Valuation Committee. The Directors have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Directors periodically review fair valuations made in response to significant events.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of February 28, 2026, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$698,902,008	$—	$—	$698,902,008
International	—	79,541,945	—	79,541,945
Investment Company	6,641,486	—	—	6,641,486
TOTAL SECURITIES	$705,543,494	$79,541,945	$—	$785,085,439